UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2020

Date of reporting period:	December 1, 2019 — May 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Equity Income Fund

Semiannual report
5 | 31 | 20

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 9, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. In addition, our nation is struggling with confusion, anger, and grief over the excessive force that caused the death of George Floyd and with the overall issue of systemic racial injustice. Your Board of Trustees and Putnam Investments stand united against oppression and racism. We will work to support thoughtful and resourceful actions to elevate both our workplace and society.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

About the fund

Seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

Darren A. Jaroch, CFA
Portfolio Manager
Industry since 1996
At Putnam since 1999

“I believe investors want performance that is consistently good rather than occasionally great.”

A STRATEGIC DIVIDEND INVESTOR

“It’s important to differentiate companies that can simply support a dividend from those that can grow that dividend,” says Darren of his approach, which focuses on company cash flows, earnings quality, and capital allocation.

MULTIPLE SOURCES OF INSIGHT

In managing the fund, Darren combines his own analysis with research and ideas from analysts in Putnam’s Equity Research organization as well as information from quantitative screening and risk-management tools.

2 Equity Income Fund

Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Equity Income Fund delivered a positive return 97% of the time.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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How was the investing environment for the six-month reporting period?

The period consisted of two starkly different market environments. It began in December 2019, when stocks were enjoying continued solid gains and, at the close of the month, the S&P 500 Index recorded its best annual return since 2013. Annual returns for value indexes were also strong, but slightly lower as investors continued to favor growth stocks.

The jubilant market environment continued into the new year, with major indexes again reaching record highs in early February. In the following weeks, however, market conditions changed dramatically. As the COVID-19 pandemic began its global spread, financial markets encountered unprecedented bouts of volatility. Manufacturing and services activities ceased across the globe as businesses were closed and stay-at-home orders went into effect. All three major U.S. stock indexes fell into bear market territory, which is defined as a 20% drop from a previous high.

In the first three months of 2020, U.S. large-cap value stocks, the focus of this fund, declined 26.73%, giving back slightly more than their entire gain for the 2019 calendar year. Not only

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Allocations are shown as a percentage of the fund’s net assets as of 5/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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were declines sharp across all asset classes and regions, but volatility levels were historic. However, just as surprising to many investors was the rebound in stocks in the final two months of the period. In April, major stock indexes posted their best monthly percentage gains since 1987, and the rally continued into May, the final month of the reporting period. Notably for this fund, value stocks took the lead over growth stocks in May, driven in part by a sharp rebound in the financials sector.

How did the fund perform during the reporting period?

In a period that was particularly difficult for value stocks, the fund posted a return of –9.45%. The fund outperformed its benchmark, the Russell 1000 Value Index, which posted a return of –13.38%. The fund’s return was also better than the average return of –11.05% for funds in its Lipper peer group. In terms of sectors in the fund’s portfolio, financial and energy stocks detracted most from returns, while health-care and technology holdings helped offset losses.

Although it posted a loss for the period, the fund held up better than its benchmark. What was helpful in terms of this relative outperformance?

We believe this was due to the portfolio’s positioning as we entered the period. A key component of our investment process has always been rigorous risk control. Another key strategy — which was very important for weathering this period — is portfolio construction.

We built what we believed was a balanced portfolio, and we focused on the fundamentals of individual businesses rather than on macroeconomic or sector trends. In our view, this helped prepare the fund for conditions in which unprecedented market volatility became daily news. To use an analogy, we want to have the house ready before the tornado arrives because trying to fix it during the tornado is very difficult.

Could you provide some examples of stocks or strategies that detracted from the fund’s performance?

The financials sector has been among the hardest hit from the COVID-19 crisis, as evidenced by the performance of Citigroup —the fund’s top detractor for the period. Like many large banks, Citigroup was negatively affected by low interest rates. Lower rates mean lower net interest margins — the difference between interest earned and interest paid on loans and deposits. Also, as the economy entered a recession, concerns grew about lower borrowing rates. Credit card use, for example, plummeted as the COVID-19 crisis escalated.

Another detractor for the period was Assured Guaranty, a provider of municipal bond insurance. The COVID-19 crisis is potentially damaging to the finances of states and municipalities, and investors became concerned about the risk of defaults on municipal bonds. We have had ongoing conversations with Assured Guaranty’s management, and we remain confident about the company’s long-term outlook. In our view, it has a solid balance sheet to weather the current turmoil. At the same time, we believe increased infrastructure spending will support the company’s growth over time. It’s worth noting that, as is often the case when investing in value stocks, it could take some time for our thesis to play out.

Mortgage insurer Radian Group was also among the detractors for the period. For many investors, this year’s steep market decline was a reminder of the 2008/2009 global financial crisis, in which irresponsible mortgage lending played a central role. However, in our view, the current crisis is quite different. We believe the financials sector as a whole is much better positioned today and, specifically for Radian

Equity Income Fund 7

Group, consumer credit scores are much higher than they were at the onset of the global financial crisis. We believe Radian has a healthy book of business and a solid balance sheet, and it remained in the portfolio at period-end. Also, as of the close of the period, Radian stock had rebounded 60% from its 2020 low.

What were some holdings that helped the fund’s performance?

Microsoft, which has been the fund’s top performer for the past three fiscal years, was also the top contributor for this reporting period. While we believed it was an attractive investment going into 2020, Microsoft now has even stronger growth potential as a result of the COVID-19 crisis, in our view. For example, demand has soared for cloud-based technology and gaming systems — two key areas of Microsoft’s business.

The company’s divisions include its classic Office 365 franchise, a software-as-a-service business that is now offered as a paid subscription. Its cloud-computing business, Azure, has been a key competitor in this area and we believe it should benefit from an increase in work-from-home arrangements. And Microsoft’s video-gaming business, best known for Xbox, offers an impressive lineup of gaming platforms, in our view. We trimmed our position in Microsoft, but it remained in the portfolio at period-end.

Another portfolio highlight was Regeneron Pharmaceuticals. Along with most of its industry, this company benefited from investor hopes for a COVID-19 vaccine or treatments. Shortly after the close of the period, Regeneron announced the start of a clinical trial for an experimental coronavirus antibody drug. However, our reasons for investing in Regeneron are largely separate from crisis-related news. We believe it is a fundamentally strong company with an impressive pipeline of competitive products. Consensus expectations for its earnings have increased meaningfully this year for reasons unrelated to the pandemic. We also believe that the stock is attractively priced, and it remained in the portfolio at period-end.

Retailer BJ’s Wholesale Club was also a top contributor. BJ’s benefited from the initial surge in demand for essential supplies as pandemic-related shutdowns took effect. However, we also believe the company offers durable growth prospects due in part to increased demand for BJ’s memberships, the most profitable component of its business. We also expect the

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Equity Income Fund

business to benefit from consumer cost-cutting trends in a recessionary environment.

What is your outlook for the coming months?

At the close of the period, many uncertainties remained, particularly regarding how much damage the pandemic will inflict on the economy. The macroeconomic data we have seen so far has been dismal, but stimulus measures from the Federal Reserve and Congress have been massive.

Our goal, as always, is to prepare the fund for a range of scenarios with a balanced structure for the portfolio. We plan to maintain a mix of cyclical and defensive holdings. Our focus remains on individual stock selection and making sure that the risk/return profile is balanced for every holding in the portfolio.

Thanks for your time and for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Equity Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/15/77)
Before sales charge	9.87%	182.97%	10.96%	32.29%	5.76%	17.58%	5.55%	4.43%	–9.45%
After sales charge	9.72	166.70	10.31	24.68	4.51	10.82	3.48	–1.58	–14.66
Class B (9/13/93)
Before CDSC	9.67	166.66	10.31	27.43	4.97	14.93	4.75	3.64	–9.82
After CDSC	9.67	166.66	10.31	25.43	4.64	11.93	3.83	–1.36	–14.20
Class C (2/1/99)
Before CDSC	9.68	162.46	10.13	27.39	4.96	14.92	4.74	3.66	–9.81
After CDSC	9.68	162.46	10.13	27.39	4.96	14.92	4.74	2.66	–10.69
Class R (1/21/03)
Net asset value	9.60	175.95	10.68	30.66	5.49	16.68	5.28	4.18	–9.59
Class R5 (7/2/12)
Net asset value	10.02	191.57	11.29	34.15	6.05	18.54	5.83	4.75	–9.32
Class R6 (7/2/12)
Net asset value	10.04	193.80	11.38	34.81	6.16	18.89	5.94	4.81	–9.27
Class Y (10/1/98)
Net asset value	10.01	190.27	11.25	33.95	6.02	18.51	5.82	4.70	–9.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 Equity Income Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 5/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 1000 Value
Index	—†	155.77%	9.85%	23.77%	4.36%	8.02%	2.60%	–1.64%	–13.38%
Lipper Equity Income
Funds category	10.24%	149.53	9.49	27.25	4.81	11.05	3.43	–0.09	–11.05
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/20, there were 498, 491, 452, 386, 241, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/20
Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	2		2	2	2	2	2	2
Income	$0.198		$0.100	$0.103	$0.165	$0.230	$0.243	$0.230
Capital gains
Long-term gains	0.647		0.647	0.647	0.647	0.647	0.647	0.647
Short-term gains	—		—	—	—	—	—	—
Total	$0.845		$0.747	$0.750	$0.812	$0.877	$0.890	$0.877
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
11/30/19	$26.37	$27.98	$26.02	$26.01	$26.15	$26.39	$26.39	$26.39
5/31/20	23.11	24.52	22.80	22.79	22.91	23.13	23.13	23.12
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.71%	1.62%	0.88%	0.90%	1.45%	1.99%	2.09%	1.99%
Current 30-day
SEC yield[2]	N/A	1.81	1.22	1.22	1.69	2.19	2.28	2.16

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge of 5.75% for class A shares was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Equity Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/15/77)
Before sales charge	9.86%	203.02%	11.72%	34.78%	6.15%	16.90%	5.34%	–1.94%	–12.11%
After sales charge	9.71	185.60	11.06	27.03	4.90	10.18	3.28	–7.58	–17.16
Class B (9/13/93)
Before CDSC	9.65	185.24	11.05	29.78	5.35	14.27	4.55	–2.68	–12.46
After CDSC	9.65	185.24	11.05	27.78	5.02	11.27	3.62	–7.39	–16.81
Class C (2/1/99)
Before CDSC	9.66	180.92	10.88	29.79	5.35	14.30	4.56	–2.70	–12.45
After CDSC	9.66	180.92	10.88	29.79	5.35	14.30	4.56	–3.64	–13.32
Class R (1/21/03)
Net asset value	9.58	195.51	11.44	33.06	5.88	16.03	5.08	–2.18	–12.26
Class R5 (7/2/12)
Net asset value	10.01	212.08	12.05	36.67	6.45	17.84	5.62	–1.67	–12.01
Class R6 (7/2/12)
Net asset value	10.03	214.41	12.14	37.34	6.55	18.18	5.73	–1.58	–13.55
Class Y (10/1/98)
Net asset value	10.00	210.69	12.00	36.48	6.42	17.80	5.61	–1.68	–15.37

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/19	0.91%	1.66%	1.66%	1.16%	0.65%	0.55%	0.66%
Annualized expense ratio for the
six-month period ended 5/31/20	0.91%	1.66%	1.66%	1.16%	0.65%	0.55%	0.66%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Equity Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/19 to 5/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.34	$7.89	$7.89	$5.52	$3.10	$2.62	$3.15
Ending value (after expenses)	$905.50	$901.80	$901.90	$904.10	$906.80	$907.30	$906.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/20, use the following calculation method. To find the value of your investment on 12/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.60	$8.37	$8.37	$5.86	$3.29	$2.78	$3.34
Ending value (after expenses)	$1,020.45	$1,016.70	$1,016.70	$1,019.20	$1,021.75	$1,022.25	$1,021.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. You can lose money by investing in the fund.

14 Equity Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived

Equity Income Fund 15

therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2020, Putnam employees had approximately $453,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Equity Income Fund

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Equity Income Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Equity Income Fund

The fund’s portfolio 5/31/20 (Unaudited)

COMMON STOCKS (97.3%)*	Shares	Value
Aerospace and defense (3.3%)
Northrop Grumman Corp.	763,179	$255,817,601
Raytheon Technologies Corp.	1,931,815	124,640,704
		380,458,305
Airlines (1.0%)
Southwest Airlines Co.	3,596,011	115,431,953
		115,431,953
Auto components (0.8%)
Delphi Automotive PLC	1,165,950	87,854,333
		87,854,333
Automobiles (0.7%)
General Motors Co.	2,932,830	75,901,640
		75,901,640
Banks (10.6%)
Bank of America Corp.	13,888,550	334,991,826
Citigroup, Inc.	6,615,251	316,936,675
JPMorgan Chase & Co.	3,413,635	332,180,822
KeyCorp	3,945,705	46,756,604
PNC Financial Services Group, Inc. (The)	1,279,414	145,904,373
Wells Fargo & Co.	2,542,793	67,307,731
		1,244,078,031
Beverages (2.1%)
Keurig Dr Pepper, Inc. S	1,102,447	30,780,320
Molson Coors Beverage Co. Class B	1,663,844	63,159,518
PepsiCo, Inc.	1,123,779	147,833,127
		241,772,965
Biotechnology (4.6%)
AbbVie, Inc.	2,005,931	185,889,626
Amgen, Inc.	804,202	184,725,199
Regeneron Pharmaceuticals, Inc. †	262,080	160,605,245
		531,220,070
Building products (1.9%)
Fortune Brands Home & Security, Inc.	1,790,358	109,140,224
Johnson Controls International PLC	3,432,811	107,824,594
		216,964,818
Capital markets (3.6%)
Apollo Global Management, Inc.	2,289,153	108,963,683
Charles Schwab Corp. (The)	2,516,793	90,378,037
Goldman Sachs Group, Inc. (The)	711,787	139,859,028
State Street Corp.	1,392,709	84,899,541
		424,100,289
Chemicals (3.7%)
Air Products & Chemicals, Inc.	545,670	131,861,156
Albemarle Corp. S	1,252,228	95,820,487
Dow, Inc.	3,556,371	137,275,921
DuPont de Nemours, Inc.	718,666	36,457,926
Sherwin-Williams Co. (The)	43,942	26,094,957
		427,510,447

Equity Income Fund 19

COMMON STOCKS (97.3%)* cont.	Shares	Value
Communications equipment (1.3%)
Cisco Systems, Inc.	3,146,918	$150,485,619
		150,485,619
Construction materials (1.1%)
CRH PLC (Ireland)	4,007,336	131,122,044
		131,122,044
Consumer finance (0.5%)
Capital One Financial Corp.	933,959	63,546,570
		63,546,570
Diversified telecommunication services (1.9%)
AT&T, Inc.	5,003,423	154,405,634
Verizon Communications, Inc.	1,268,153	72,766,619
		227,172,253
Electric utilities (4.6%)
American Electric Power Co., Inc.	2,140,407	182,469,697
Exelon Corp.	4,227,895	161,970,657
NRG Energy, Inc.	5,309,698	191,414,613
		535,854,967
Electrical equipment (0.9%)
Eaton Corp. PLC	1,181,508	100,310,029
		100,310,029
Energy equipment and services (0.2%)
Halliburton Co.	1,929,158	22,667,607
		22,667,607
Entertainment (1.1%)
Activision Blizzard, Inc.	1,779,074	128,057,747
		128,057,747
Equity real estate investment trusts (REITs) (3.8%)
American Tower Corp.	921,220	237,831,367
Boston Properties, Inc.	1,007,073	86,588,137
Gaming and Leisure Properties, Inc.	3,322,523	114,759,944
		439,179,448
Food and staples retail (5.0%)
BJ’s Wholesale Club Holdings, Inc. †	5,076,413	182,750,868
Walgreens Boots Alliance, Inc.	1,163,787	49,973,014
Walmart, Inc.	2,855,350	354,234,721
		586,958,603
Health-care equipment and supplies (2.0%)
Baxter International, Inc.	1,525,270	137,289,553
Danaher Corp.	542,806	90,436,908
		227,726,461
Health-care providers and services (1.9%)
Cigna Corp.	1,098,810	216,817,189
		216,817,189
Hotels, restaurants, and leisure (1.6%)
Aramark	3,162,700	81,882,303
Hilton Worldwide Holdings, Inc.	1,332,962	105,717,216
		187,599,519

20 Equity Income Fund

COMMON STOCKS (97.3%)* cont.	Shares	Value
Household durables (0.7%)
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $52) (Private) (Germany) † ∆∆ F	78	$65
PulteGroup, Inc.	2,467,553	83,822,775
		83,822,840
Household products (1.6%)
Procter & Gamble Co. (The)	1,599,849	185,454,496
		185,454,496
Industrial conglomerates (0.8%)
General Electric Co.	2,778,793	18,256,670
Honeywell International, Inc.	548,718	80,030,520
		98,287,190
Insurance (2.4%)
American International Group, Inc.	2,884,329	86,702,930
Assured Guaranty, Ltd.	4,106,014	106,468,943
AXA SA (France) †	4,951,887	90,620,670
		283,792,543
IT Services (1.1%)
DXC Technology Co.	228,808	3,251,362
Fidelity National Information Services, Inc.	900,493	125,015,443
		128,266,805
Media (3.1%)
Charter Communications, Inc. Class A †	382,057	207,839,008
Comcast Corp. Class A S	4,045,284	160,193,246
		368,032,254
Metals and mining (0.8%)
Freeport-McMoRan, Inc. (Indonesia)	10,265,582	93,108,829
		93,108,829
Mortgage real estate investment trusts (REITs) (0.1%)
MFA Financial, Inc. S	4,996,449	8,443,999
		8,443,999
Multi-utilities (0.8%)
Ameren Corp.	1,275,764	95,337,844
		95,337,844
Multiline retail (1.1%)
Target Corp.	1,081,500	132,299,895
		132,299,895
Oil, gas, and consumable fuels (6.4%)
BP PLC (United Kingdom)	19,990,573	75,909,972
ConocoPhillips S	3,091,568	130,402,338
Enterprise Products Partners LP	4,683,600	89,456,760
EOG Resources, Inc.	690,763	35,208,190
Exxon Mobil Corp. S	2,750,554	125,067,690
Marathon Oil Corp.	4,258,085	22,738,174
Occidental Petroleum Corp. S	502,271	6,504,409
ONEOK, Inc.	1,244,418	45,657,696
Ovintiv, Inc. S	1,405,843	10,598,577
TOTAL SA (France)	2,006,739	75,450,410
Valero Energy Corp.	1,995,304	132,967,059
		749,961,275

Equity Income Fund 21

COMMON STOCKS (97.3%)* cont.	Shares	Value
Pharmaceuticals (7.9%)
AstraZeneca PLC ADR (United Kingdom)	2,927,276	$159,829,270
Eli Lilly and Co.	1,291,873	197,591,975
Johnson & Johnson	1,837,513	273,330,059
Merck & Co., Inc.	2,371,110	191,395,999
Pfizer, Inc.	2,730,626	104,282,607
		926,429,910
Road and rail (1.5%)
Union Pacific Corp.	1,022,037	173,603,205
		173,603,205
Semiconductors and semiconductor equipment (3.4%)
Intel Corp.	1,978,505	124,507,320
NXP Semiconductors NV	581,551	55,887,051
Qualcomm, Inc.	1,735,310	140,351,873
Texas Instruments, Inc.	660,584	78,437,744
		399,183,988
Software (3.0%)
Microsoft Corp.	1,933,279	354,273,377
		354,273,377
Specialty retail (1.1%)
Home Depot, Inc. (The)	500,158	124,279,260
		124,279,260
Technology hardware, storage, and peripherals (1.2%)
Apple, Inc.	448,315	142,537,271
		142,537,271
Thrifts and mortgage finance (0.8%)
Radian Group, Inc.	6,115,149	97,108,566
		97,108,566
Trading companies and distributors (1.3%)
United Rentals, Inc. †	1,079,396	149,917,305
		149,917,305
Total common stocks (cost $8,912,910,356)		$11,356,931,759

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd. †	72,230	$75,010,133
Stanley Black & Decker, Inc. $5.25 cv. pfd.	144,112	11,723,028
Total convertible preferred stocks (cost $86,991,960)		$86,733,161

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
3.125%, 11/15/28 [i]	$134,000	$162,440
2.25%, 4/30/21 [i]	50,000	51,022
2.00%, 9/30/20 [i]	60,000	60,554
1.75%, 9/30/22 [i]	235,000	244,306
1.625%, 9/30/26 [i]	116,000	124,842
1.50%, 9/30/21 [i]	280,000	285,578
Total U.S. treasury obligations (cost $928,742)		$928,742

22 Equity Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (3.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.19% [d]	Shares	233,746,973	$233,746,973
Putnam Short Term Investment Fund 0.71% L	Shares	181,351,127	181,351,127
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.13% P	Shares	15,719,000	15,719,000
U.S. Treasury Bills 1.559%, 6/11/20 ∆		$4,204,000	4,203,872
U.S. Treasury Bills 1.551%, 6/4/20		3,758,000	3,757,969
U.S. Treasury Bills 1.569%, 6/18/20		40,000	39,998
Total short-term investments (cost $438,816,819)			$438,818,939

TOTAL INVESTMENTS
Total investments (cost $9,439,647,877)			$11,883,412,601

Key to holding’s abbreviations
ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $11,670,804,441.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $65, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $518,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,321,138 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

Equity Income Fund 23

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $589,471,185) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	6/17/20	$14,974,870	$15,071,773	$96,903
Barclays Bank PLC
	British Pound	Sell	6/17/20	131,418,160	137,548,674	6,130,514
Goldman Sachs International
	British Pound	Sell	6/17/20	120,195,435	125,811,540	5,616,105
	Euro	Sell	6/17/20	50,380,485	50,721,471	340,986
HSBC Bank USA, National Association
	British Pound	Sell	6/17/20	30,152,049	30,027,994	(124,055)
	Euro	Sell	6/17/20	20,612,293	20,073,010	(539,283)
State Street Bank and Trust Co.
	Euro	Sell	6/17/20	65,071,318	65,565,004	493,686
UBS AG
	British Pound	Buy	6/17/20	52,407,544	48,984,721	3,422,823
	Euro	Sell	6/17/20	76,371,259	75,595,558	(775,701)
WestPac Banking Corp.
	Euro	Sell	6/17/20	20,612,293	20,071,440	(540,853)
Unrealized appreciation						16,101,017
Unrealized (depreciation)						(1,979,892)
Total						$14,121,125

* The exchange currency for all contracts listed is the United States Dollar.

24 Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Communication services	$723,262,254	$—	$—
Consumer discretionary	691,757,422	—	65
Consumer staples	1,014,186,064	—	—
Energy	621,268,500	151,360,382	—
Financials	2,030,449,328	90,620,670	—
Health care	1,902,193,630	—	—
Industrials	1,234,972,805	—	—
Information technology	1,174,747,060	—	—
Materials	520,619,276	131,122,044	—
Real estate	439,179,448	—	—
Utilities	631,192,811	—	—
Total common stocks	10,983,828,598	373,103,096	65
Convertible preferred stocks	75,010,133	11,723,028	—
U.S. treasury obligations	—	928,742	—
Short-term investments	197,070,127	241,748,812	—
Totals by level	$11,255,908,858	$627,503,678	$65

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$14,121,125	$—
Totals by level	$—	$14,121,125	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 25

Statement of assets and liabilities 5/31/20 (Unaudited)
ASSETS
Investment in securities, at value, including $228,492,322 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $9,024,549,777)	$11,468,314,501
Affiliated issuers (identified cost $415,098,100) (Notes 1 and 5)	415,098,100
Dividends, interest and other receivables	35,210,748
Receivable for shares of the fund sold	12,624,496
Unrealized appreciation on forward currency contracts (Note 1)	16,101,017
Prepaid assets	131,537
Total assets	11,947,480,399

LIABILITIES
Payable for shares of the fund repurchased	9,722,084
Payable for compensation of Manager (Note 2)	4,454,337
Payable for custodian fees (Note 2)	111,165
Payable for investor servicing fees (Note 2)	2,776,402
Payable for Trustee compensation and expenses (Note 2)	2,855,910
Payable for administrative services (Note 2)	46,253
Payable for distribution fees (Note 2)	3,245,718
Unrealized depreciation on forward currency contracts (Note 1)	1,979,892
Collateral on securities loaned, at value (Note 1)	233,746,973
Collateral on certain derivative contracts, at value (Notes 1 and 9)	16,647,742
Other accrued expenses	1,089,482
Total liabilities	276,675,958

Net assets	$11,670,804,441

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,690,104,274
Total distributable earnings (Note 1)	2,980,700,167
Total — Representing net assets applicable to capital shares outstanding	$11,670,804,441

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($7,382,243,554 divided by 319,451,707 shares)	$23.11
Offering price per class A share (100/94.25 of $23.11)*	$24.52
Net asset value and offering price per class B share ($81,011,522 divided by 3,553,044 shares)**	$22.80
Net asset value and offering price per class C share ($314,240,734 divided by 13,788,434 shares)**	$22.79
Net asset value, offering price and redemption price per class R share
($64,391,333 divided by 2,810,600 shares)	$22.91
Net asset value, offering price and redemption price per class R5 share
($38,506,686 divided by 1,665,078 shares)	$23.13
Net asset value, offering price and redemption price per class R6 share
($1,223,551,258 divided by 52,908,977 shares)	$23.13
Net asset value, offering price and redemption price per class Y share
($2,566,859,354 divided by 111,033,321 shares)	$23.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26 Equity Income Fund

Statement of operations Six months ended 5/31/20 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $535,029)	$169,967,803
Interest (including interest income of $1,630,940 from investments in affiliated issuers) (Note 5)	2,596,927
Securities lending (net of expenses) (Notes 1 and 5)	246,796
Total investment income	172,811,526

EXPENSES
Compensation of Manager (Note 2)	28,572,995
Investor servicing fees (Note 2)	8,914,278
Custodian fees (Note 2)	54,494
Trustee compensation and expenses (Note 2)	282,908
Distribution fees (Note 2)	11,983,615
Administrative services (Note 2)	214,477
Other	1,314,409
Total expenses	51,337,176

Expense reduction (Note 2)	(26,453)
Net expenses	51,310,723

Net investment income	121,500,803

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	499,256,591
Redemptions in kind (Note 3)	1,319,272
Foreign currency transactions (Note 1)	703,100
Forward currency contracts (Note 1)	(12,920,301)
Futures contracts (Note 1)	(15,356,220)
Total net realized gain	473,002,442
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,888,651,515)
Forward currency contracts	28,188,587
Total change in net unrealized depreciation	(1,860,462,928)

Net loss on investments	(1,387,460,486)

Net decrease in net assets resulting from operations	$(1,265,959,683)

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 27

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/20*	Year ended 11/30/19
Operations
Net investment income	$121,500,803	$214,746,397
Net realized gain on investments
and foreign currency transactions	473,002,442	386,617,304
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(1,860,462,928)	1,147,700,496
Net increase (decrease) in net assets resulting
from operations	(1,265,959,683)	1,749,064,197
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(63,775,456)	(154,727,752)
Class B	(388,896)	(1,382,327)
Class C	(1,493,669)	(4,502,278)
Class M	—	(1,176,343)
Class R	(501,368)	(1,545,085)
Class R5	(484,140)	(847,183)
Class R6	(12,332,658)	(27,666,587)
Class Y	(25,792,928)	(55,170,390)
Net realized short-term gain on investments
Class A	—	(23,701,982)
Class B	—	(368,268)
Class C	—	(1,128,087)
Class M	—	(244,183)
Class R	—	(288,540)
Class R5	—	(95,663)
Class R6	—	(3,376,435)
Class Y	—	(7,052,424)
From net realized long-term gain on investments
Class A	(208,888,897)	(267,881,115)
Class B	(2,599,535)	(4,162,185)
Class C	(9,443,691)	(12,749,708)
Class M	—	(2,759,778)
Class R	(1,994,539)	(3,261,102)
Class R5	(1,645,635)	(1,081,187)
Class R6	(32,414,627)	(38,160,663)
Class Y	(72,375,886)	(79,706,892)
Increase (decrease) from capital share transactions (Note 4)	(72,808,067)	91,165,597
Total increase (decrease) in net assets	(1,772,899,675)	1,147,193,637

NET ASSETS
Beginning of period	13,443,704,116	12,296,510,479
End of period	$11,670,804,441	$13,443,704,116

* Unaudited.

The accompanying notes are an integral part of these financial statements.

28 Equity Income Fund

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Equity Income Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
May 31, 2020 **	$26.37	.23	(2.64)	(2.41)	(.20)	(.65)	(.85)	—	$23.11	(9.45)*	$7,382,244	.45*	.97*	14*
November 30, 2019	24.48	.40	2.85	3.25	(.47)	(.89)	(1.36)	—	26.37	14.64	8,568,585.91		1.66	12
November 30, 2018	24.51	.37	.28	.65	(.27)	(.41)	(.68)	—	24.48	2.65	8,050,928.91		1.51	16
November 30, 2017	21.09	.30	3.69	3.99	(.36)	(.21)	(.57)	—[d,e]	24.51	19.28	8,466,321	.92[f]	1.30	11
November 30, 2016	20.69	.33	1.22	1.55	(.30)	(.85)	(1.15)	—	21.09	8.01	3,316,513	.97[g]	1.66[g]	15
November 30, 2015	22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	—	20.69	(.63)	3,454,264.96		1.51	22
Class B
May 31, 2020 **	$26.02	.14	(2.61)	(2.47)	(.10)	(.65)	(.75)	—	$22.80	(9.82)*	$81,012	.83*	.58*	14*
November 30, 2019	24.17	.22	2.80	3.02	(.28)	(.89)	(1.17)	—	26.02	13.75	106,864	1.66	.92	12
November 30, 2018	24.19	.18	.29	.47	(.08)	(.41)	(.49)	—	24.17	1.93	124,574	1.66	.75	16
November 30, 2017	20.84	.13	3.63	3.76	(.20)	(.21)	(.41)	—[d,e]	24.19	18.33	158,052	1.67[f]	.57	11
November 30, 2016	20.44	.18	1.22	1.40	(.15)	(.85)	(1.00)	—	20.84	7.29	105,267	1.72[g]	.92[g]	15
November 30, 2015	22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	—	20.44	(1.41)	102,903	1.71	.76	22
Class C
May 31, 2020 **	$26.01	.14	(2.61)	(2.47)	(.10)	(.65)	(.75)	—	$22.79	(9.81)*	$314,241	.83*	.59*	14*
November 30, 2019	24.17	.22	2.80	3.02	(.29)	(.89)	(1.18)	—	26.01	13.73	381,827	1.66	.91	12
November 30, 2018	24.20	.18	.28	.46	(.08)	(.41)	(.49)	—	24.17	1.91	379,587	1.66	.74	16
November 30, 2017	20.83	.13	3.65	3.78	(.20)	(.21)	(.41)	—[d,e]	24.20	18.40	440,477	1.67[f]	.58	11
November 30, 2016	20.45	.18	1.21	1.39	(.16)	(.85)	(1.01)	—	20.83	7.20	370,527	1.72[g]	.91[g]	15
November 30, 2015	22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	—	20.45	(1.37)	355,619	1.71	.77	22
Class R
May 31, 2020 **	$26.15	.20	(2.62)	(2.42)	(.17)	(.65)	(.82)	—	$22.91	(9.59)*	$64,391	.58*	.83*	14*
November 30, 2019	24.29	.34	2.82	3.16	(.41)	(.89)	(1.30)	—	26.15	14.33	81,830	1.16	1.42	12
November 30, 2018	24.31	.31	.28	.59	(.20)	(.41)	(.61)	—	24.29	2.45	96,822	1.16	1.25	16
November 30, 2017	20.93	.24	3.65	3.89	(.30)	(.21)	(.51)	—[d,e]	24.31	18.90	113,504	1.17[f]	1.09	11
November 30, 2016	20.53	.28	1.22	1.50	(.25)	(.85)	(1.10)	—	20.93	7.80	118,848	1.22[g]	1.41[g]	15
November 30, 2015	22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	—	20.53	(.89)	116,895	1.21	1.26	22
Class R5
May 31, 2020 **	$26.39	.25	(2.63)	(2.38)	(.23)	(.65)	(.88)	—	$23.13	(9.32)*	$38,507	.32*	1.06*	14*
November 30, 2019	24.51	.46	2.85	3.31	(.54)	(.89)	(1.43)	—	26.39	14.91	67,476.65		1.88	12
November 30, 2018	24.53	.42	.30	.72	(.33)	(.41)	(.74)	—	24.51	2.95	32,219.65		1.67	16
November 30, 2017	21.10	.37	3.68	4.05	(.41)	(.21)	(.62)	—[d,e]	24.53	19.57	67,389	.66[f]	1.67	11
November 30, 2016	20.70	.39	1.22	1.61	(.36)	(.85)	(1.21)	—	21.10	8.35	120,507	.66[g]	1.97[g]	15
November 30, 2015	22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	—	20.70	(.30)	106,460.65		1.81	22

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Equity Income Fund	Equity Income Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class R6
May 31, 2020 **	$26.39	.27	(2.64)	(2.37)	(.24)	(.65)	(.89)	—	$23.13	(9.27)*	$1,223,551	.27*	1.15*	14*
November 30, 2019	24.51	.49	2.84	3.33	(.56)	(.89)	(1.45)	—	26.39	15.00	1,287,321.55		2.02	12
November 30, 2018	24.53	.47	.27	.74	(.35)	(.41)	(.76)	—	24.51	3.06	1,117,896.55		1.87	16
November 30, 2017	21.11	.38	3.69	4.07	(.44)	(.21)	(.65)	—[d,e]	24.53	19.68	965,235	.56[f]	1.68	11
November 30, 2016	20.70	.41	1.23	1.64	(.38)	(.85)	(1.23)	—	21.11	8.52	616,651	.56[g]	2.07[g]	15
November 30, 2015	22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	—	20.70	(.21)	386,755.55		1.92	22
Class Y
May 31, 2020 **	$26.39	.26	(2.65)	(2.39)	(.23)	(.65)	(.88)	—	$23.12	(9.36)*	$2,566,859	.33*	1.09*	14*
November 30, 2019	24.50	.46	2.85	3.31	(.53)	(.89)	(1.42)	—	26.39	14.93	2,949,801.66		1.91	12
November 30, 2018	24.52	.44	.28	.72	(.33)	(.41)	(.74)	—	24.50	2.95	2,412,784.66		1.77	16
November 30, 2017	21.10	.36	3.68	4.04	(.41)	(.21)	(.62)	—[d,e]	24.52	19.54	2,035,965	.67[f]	1.58	11
November 30, 2016	20.69	.38	1.23	1.61	(.35)	(.85)	(1.20)	—	21.10	8.33	1,544,573	.72[g]	1.92[g]	15
November 30, 2015	22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	—	20.69	(.38)	1,580,470.71		1.78	22

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Includes one time merger costs of 0.01%.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

32 Equity Income Fund	Equity Income Fund 33

Notes to financial statements 5/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2019 through May 31, 2020.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

34 Equity Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Equity Income Fund 35

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

36 Equity Income Fund

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,204,191 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $518,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $233,746,973 and the value of securities loaned amounted to $228,492,322.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Equity Income Fund 37

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $9,447,847,460, resulting in gross unrealized appreciation and depreciation of $3,466,508,104 and $1,016,821,838, respectively, or net unrealized appreciation of $2,449,686,266.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.235% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

38 Equity Income Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,061,637	Class R5	32,811
Class B	71,136	Class R6	305,731
Class C	267,934	Class Y	2,119,403
Class R	55,626	Total	$8,914,278

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $26,453 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8,223, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Equity Income Fund 39

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$9,643,036
Class B	1.00%	1.00%	454,470
Class C	1.00%	1.00%	1,708,925
Class R	1.00%	0.50%	177,184
Total			$11,983,615

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $272,772 from the sale of class A shares and received $7,795 and $1,373 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $207 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,604,743,985	$1,914,280,933
U.S. government securities (Long-term)	—	—
Total	$1,604,743,985	$1,914,280,933

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

For the reporting period the fund had redemptions in kind which resulted in redemptions out of the fund totaling $18,198,918.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	8,797,015	$206,567,266	21,004,198	$504,527,517
Shares issued in connection with
reinvestment of distributions	9,976,774	255,203,321	19,488,591	417,277,889
	18,773,789	461,770,587	40,492,789	921,805,406
Shares repurchased	(24,231,236)	(573,415,636)	(44,396,913)	(1,062,447,023)
Net decrease	(5,457,447)	$(111,645,049)	(3,904,124)	$(140,641,617)

40 Equity Income Fund

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	32,493	$774,735	109,603	$2,541,880
Shares issued in connection with
reinvestment of distributions	108,615	2,789,087	264,733	5,521,604
	141,108	3,563,822	374,336	8,063,484
Shares repurchased	(694,794)	(16,311,953)	(1,422,246)	(33,484,715)
Net decrease	(553,686)	$(12,748,131)	(1,047,910)	$(25,421,231)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	997,512	$23,962,236	2,095,242	$48,825,205
Shares issued in connection with
reinvestment of distributions	388,485	9,958,918	803,099	16,777,659
	1,385,997	33,921,154	2,898,341	65,602,864
Shares repurchased	(2,275,500)	(51,829,886)	(3,927,671)	(92,818,394)
Net decrease	(889,503)	$(17,908,732)	(1,029,330)	$(27,215,530)

			YEAR ENDED 11/30/19*
Class M			Shares	Amount
Shares sold			144,185	$3,335,967
Shares issued in connection with reinvestment of distributions			197,172	4,132,069
			341,357	7,468,036
Shares repurchased			(3,725,455)	(95,494,757)
Net decrease			(3,384,098)	$(88,026,721)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	226,082	$5,177,056	425,268	$9,932,898
Shares issued in connection with
reinvestment of distributions	93,894	2,393,195	221,818	4,685,963
	319,976	7,570,251	647,086	14,618,861
Shares repurchased	(638,719)	(14,741,150)	(1,504,313)	(35,756,306)
Net decrease	(318,743)	$(7,170,899)	(857,227)	$(21,137,445)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	177,393	$4,089,277	2,378,213	$57,865,298
Shares issued in connection with
reinvestment of distributions	82,565	2,129,774	93,249	2,024,033
	259,958	6,219,051	2,471,462	59,889,331
Shares repurchased	(1,151,389)	(29,700,042)	(1,229,296)	(27,436,219)
Net increase (decrease)	(891,431)	$(23,480,991)	1,242,166	$32,453,112

Equity Income Fund 41

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	11,470,459	$273,123,795	21,629,393	$515,574,180
Shares issued in connection with
reinvestment of distributions	1,726,913	43,869,160	3,200,033	69,061,676
	13,197,372	316,992,955	24,829,426	584,635,856
Shares repurchased	(8,289,639)	(199,548,250)	(13,633,362)	(319,982,157)
Redemption in kind	(770,488)	(18,198,918)	(8,041,895)	(201,411,037)
Net increase	4,137,245	$99,245,787	3,154,169	$63,242,662

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	19,851,987	$459,005,228	39,214,883	$929,684,690
Shares issued in connection with
reinvestment of distributions	3,475,310	88,470,902	6,059,132	130,517,698
	23,327,297	547,476,130	45,274,015	1,060,202,388
Shares repurchased	(24,089,784)	(546,576,182)	(31,967,055)	(762,290,021)
Net increase (decrease)	(762,487)	$899,948	13,306,960	$297,912,367

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/19	cost	proceeds	income	of 5/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$53,267,235	$913,899,092	$733,419,354	$515,910	$233,746,973
Putnam Short Term
Investment Fund**	243,365,696	675,238,014	737,252,583	1,630,940	181,351,127
Total Short-term
investments	$296,632,931	$1,589,137,106	$1,470,671,937	$2,146,850	$415,098,100

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

42 Equity Income Fund

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$547,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$16,101,017	Payables	$1,979,892
Total		$16,101,017		$1,979,892

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(12,920,301)	$(12,920,301)
Equity contracts	(15,356,220)	—	$(15,356,220)
Total	$(15,356,220)	$(12,920,301)	$(28,276,521)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts		Total
Foreign exchange contracts	$28,188,587		$28,188,587
Total	$28,188,587		$28,188,587

Note 8: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle.  Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Equity Income Fund 43

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Goldman Sachs International	HSBC Bank USA, National Association	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency	$96,903	$6,130,514	$5,957,091	$—	$493,686	$3,422,823	$—	$16,101,017
contracts #
Total Assets	$96,903	$6,130,514	$5,957,091	$—	$493,686	$3,422,823	$—	$16,101,017
Liabilities:
Forward currency	—	—	—	663,338	—	775,701	540,853	1,979,892
contracts #
Total Liabilities	$—	$—	$—	$663,338	$—	$775,701	$540,853	$1,979,892
Total Financial
and Derivative	$96,903	$6,130,514	$5,957,091	$(663,338)	$493,686	$2,647,122	$(540,853)	$14,121,125
Net Assets
Total collateral
received	$96,903	$6,130,514	$5,957,091	$(518,000)	$493,686	$2,647,122	$—
(pledged)†##
Net amount	$—	$—	$—	$(145,338)	$—	$—	$(540,853)
Controlled collateral
received (including	$162,440	$6,449,000	$6,450,000	$—	$766,302	$2,820,000	$—	$16,647,742
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$—	$—	$—	$(518,000)	$—	$—	$—	$(518,000)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44 Equity Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA020 321687 7/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 29, 2020